UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): May 13, 2010

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34542	86-0891931
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China 475002
(Address of principal executive offices)

(+86) 378-292-5211
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 13, 2010, China Valves Technology, Inc., a Nevada Corporation (the “Company”) issued a press release announcing the first quarter of 2010 earnings and that it will conduct an earnings conference call for the financial results for the first quarter of 2010. A copy of the press release is hereby furnished as Exhibit 99.1 and is incorporated herein by reference.

The conference call with the Company’s management will begin at 8:00 a.m. Eastern Standard Time on Thursday, May 13, 2010. The domestic toll-free dial-in number is (877) 359-2871. International callers should dial +1(702) 224-9509. The pass code for the call is 74824027.

A replay of the conference call will be available for 14 days starting on Thursday, May 13, 2010 at 9:00 a.m. Eastern Standard Time. To access the replay, dial (800) 642-1687. The conference pass code is 74824027. International callers should dial +1(706) 645-9291. The conference pass code is 74824027.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01	REGULATION FD DISCLOSURE

Reference is made to the disclosure set forth under Item 2.02 above, which disclosure is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(d)	Exhibits :

Exhibit
Number	Description of Exhibit

99.1	Press release dated May 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA VALVES TECHNOLOGY, INC.

Date: May 13, 2010

/s/ Siping Fang
Siping Fang
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press release dated May 13, 2010